Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Flagstick Ventures, Inc. (the “Company”), for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Arthur Jones, Chief Executive Officer, President and Principal Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEFF ARTHUR JONES

Jeff Arthur Jones Chief Executive Officer, President and Principal Financial Officer

Dated: November 3, 2003

A signed original of this written statement required by Section 906 has been provided to Flagstick Ventures, Inc. and will be retained by Flagstick Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.